Quarterly Report
September 30, 2023
MFS®  Emerging Markets
Equity Portfolio
MFS® Variable Insurance Trust II
FCE-Q3

Portfolio of Investments
9/30/23 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.9%
Alcoholic Beverages – 4.1%
Ambev S.A., ADR	143,051	$369,072
China Resources Beer Holdings Co. Ltd.	44,000	241,324
Kweichow Moutai Co. Ltd., “A”	2,100	517,104
Wuliangye Yibin Co. Ltd., “A”	13,000	277,832
		$1,405,332
Automotive – 2.4%
BYD Co. Ltd.	9,000	$278,127
Hero MotoCorp Ltd.	4,063	149,584
Mahindra & Mahindra Ltd.	20,363	381,126
		$808,837
Biotechnology – 0.8%
Hugel, Inc. (a)	2,838	$262,152
Brokerage & Asset Managers – 0.9%
B3 S.A. - Brasil Bolsa Balcao	120,200	$293,891
Moscow Exchange MICEX-RTS PJSC (a)(u)	369,124	0
		$293,891
Business Services – 4.8%
Infosys Ltd.	32,131	$555,416
Kingsoft Cloud Holdings, ADR (a)(l)	15,424	76,040
Tata Consultancy Services Ltd.	14,749	626,717
Tech Mahindra Ltd.	27,042	398,199
		$1,656,372
Chemicals – 1.4%
UPL Ltd.	65,788	$488,213
Computer Software – 0.4%
Kingsoft Corp.	40,600	$147,241
Computer Software - Systems – 7.5%
Hon Hai Precision Industry Co. Ltd.	172,000	$554,143
Samsung Electronics Co. Ltd.	39,387	1,996,495
		$2,550,638
Conglomerates – 0.7%
LG Corp.	3,763	$233,015
Construction – 4.1%
Anhui Conch Cement Co. Ltd.	75,500	$201,020
Gree Electric Appliances, Inc., “A”	73,300	364,289
Midea Group Co. Ltd., “A”	38,500	292,438
Techtronic Industries Co. Ltd.	40,000	388,203
Zhejiang Supor Co. Ltd., “A”	25,200	167,263
		$1,413,213
Consumer Products – 0.3%
AmorePacific Corp.	1,147	$103,364
Electronics – 7.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	165,258	$2,677,466

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 0.6%
Reliance Industries Ltd.	7,469	$210,917
Energy - Integrated – 4.6%
China Petroleum & Chemical Corp.	766,000	$418,657
Galp Energia SGPS S.A., “B”	30,692	454,646
LUKOIL PJSC (a)(u)	6,698	0
Petroleo Brasileiro S.A., ADR	33,455	501,490
Petroleo Brasileiro S.A., ADR	15,156	207,789
		$1,582,582
Engineering - Construction – 0.5%
Doosan Bobcat, Inc.	4,838	$181,791
Food & Beverages – 4.0%
Gruma S.A.B. de C.V.	23,417	$401,062
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	145,441	528,275
Orion Corp.	2,862	272,117
Tingyi (Cayman Islands) Holding Corp.	122,000	170,437
		$1,371,891
Food & Drug Stores – 0.3%
BIM Birlesik Magazalar A.S.	11,967	$119,895
Forest & Paper Products – 0.9%
Suzano S.A.	28,700	$309,922
Insurance – 6.6%
AIA Group Ltd.	51,200	$417,462
DB Insurance Co. Ltd.	3,852	255,201
Discovery Ltd. (a)	28,662	207,634
Hyundai Marine & Fire Insurance Co. Ltd.	4,659	112,038
Ping An Insurance Co. of China Ltd., “H”	119,500	684,409
Prudential PLC	7,702	82,936
Samsung Fire & Marine Insurance Co. Ltd.	2,509	483,211
		$2,242,891
Internet – 8.3%
Baidu, Inc., ADR (a)	846	$113,660
MakeMyTrip Ltd. (a)	4,214	170,752
NAVER Corp.	1,935	288,945
NetEase, Inc., ADR	4,639	464,642
Tencent Holdings Ltd.	45,900	1,794,748
		$2,832,747
Leisure & Toys – 0.0%
NCsoft Corp.	106	$17,478
Machinery & Tools – 1.3%
Delta Electronics, Inc.	43,000	$432,258
Major Banks – 3.4%
Banco Bradesco S.A., ADR	95,175	$271,249
Bandhan Bank Ltd.	79,740	241,598
Erste Group Bank AG	11,999	414,507
Nedbank Group Ltd. (l)	23,091	246,755
		$1,174,109

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 0.1%
Burning Rock Biotech Ltd., ADR (a)(l)	19,136	$18,562
Metals & Mining – 2.5%
Industries Qatar Q.P.S.C.	23,464	$88,377
PT United Tractors Tbk	255,800	467,574
Vale S.A., ADR	22,253	298,190
		$854,141
Natural Gas - Distribution – 0.9%
China Resources Gas Group Ltd.	100,000	$293,068
Network & Telecom – 0.3%
GDS Holdings Ltd., “A” (a)	23,100	$31,858
GDS Holdings Ltd., ADR (a)(l)	7,385	80,866
		$112,724
Other Banks & Diversified Financials – 12.0%
Bangkok Bank Public Co. Ltd.	38,400	$176,643
Bank Negara Indonesia PT	345,800	231,018
China Construction Bank Corp.	855,670	482,963
China Merchants Bank Co Ltd. “A”	44,900	202,676
Credicorp Ltd.	4,164	532,867
Emirates NBD PJSC	67,701	328,086
Grupo Financiero Banorte S.A. de C.V.	11,980	100,439
Grupo Financiero Inbursa S.A. de C.V. (a)	36,961	72,681
HDFC Bank Ltd.	38,602	709,506
KB Financial Group, Inc.	8,277	340,436
Kotak Mahindra Bank Ltd.	26,517	554,249
Sberbank of Russia PJSC (a)(u)	286,804	0
SK Square Co. Ltd. (a)	3,616	113,394
Tisco Financial Group PCL	92,800	251,672
		$4,096,630
Pharmaceuticals – 0.3%
Genomma Lab Internacional S.A., “B”	148,741	$114,452
Precious Metals & Minerals – 0.9%
Gold Fields Ltd., ADR	16,089	$174,726
Polymetal International PLC (a)	35,382	130,206
		$304,932
Real Estate – 2.3%
Emaar Properties PJSC	230,526	$504,602
ESR Group Ltd.	97,600	137,097
Hang Lung Properties Ltd.	101,000	138,262
		$779,961
Restaurants – 2.1%
Yum China Holdings, Inc.	12,844	$715,668
Specialty Chemicals – 0.5%
Saudi Basic Industries Corp.	7,237	$159,195
Specialty Stores – 6.9%
Alibaba Group Holding Ltd. (a)	108,248	$1,183,257
JD.com, Inc., “A”	9,130	134,193
JD.com, Inc., ADR	552	16,080
Lojas Renner S.A.	78,617	209,581

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – continued
Multiplan Empreendimentos Imobiliarios S.A.	19,028	$93,010
Vipshop Holdings Ltd., ADR (a)	18,506	296,281
Walmart de Mexico S.A.B. de C.V.	112,890	424,937
		$2,357,339
Telecommunications - Wireless – 2.5%
Advanced Info Service Public Co. Ltd.	31,600	$197,866
Etihad Etisalat Co.	25,603	304,127
PT Telekom Indonesia	1,391,400	337,609
		$839,602
Telephone Services – 0.9%
Hellenic Telecommunications Organization S.A.	22,103	$322,951
Total Common Stocks		$33,485,440
Investment Companies (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 5.4% (v)	750,923	$751,073
Collateral for Securities Loaned – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.35% (j)	61,673	$61,673

Other Assets, Less Liabilities – (0.3)%		(119,381)
Net Assets – 100.0%		$34,178,805
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $751,073 and $33,547,113, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PCL	Public Company Limited
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
9/30/23 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$10,192,978	$—	$—	$10,192,978
South Korea	2,942,274	1,717,363	—	4,659,637
India	4,486,277	—	—	4,486,277
Taiwan	3,663,867	—	—	3,663,867
Brazil	2,554,194	—	—	2,554,194
Mexico	1,113,571	—	—	1,113,571
Hong Kong	1,081,024	—	—	1,081,024
Indonesia	1,036,201	—	—	1,036,201
United Arab Emirates	832,688	—	—	832,688
Other Countries	2,286,733	1,578,270	0	3,865,003
Mutual Funds	812,746	—	—	812,746
Total	$31,002,553	$3,295,633	$0	$34,298,186
For further information regarding security characteristics, see the Portfolio of Investments. At September 30, 2023, the fund held three level 3 securities valued at $0, which were also held and valued at $0 at December 31, 2022.
(2) Securities Lending Collateral
At September 30, 2023, the value of securities loaned was $106,260. These loans were collateralized by cash of $61,673 and U.S. Treasury Obligations (held by the lending agent) of $46,828.
(3) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$693,445	$5,277,124	$5,219,381	$(32)	$(83)	$751,073
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$25,209	$—
(4) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of September 30, 2023, are as follows:
China	29.8%
South Korea	13.6%
India	13.1%
Taiwan	10.7%
Brazil	7.5%
Mexico	3.3%
Hong Kong	3.2%
Indonesia	3.0%
United Arab Emirates	2.4%
Other Countries	13.4%

Supplemental Information (unaudited) – continued
(5) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.